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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 26, 1997

                      Advanta Mortgage Loan Trust 1997-1
            (Exact name of registrant as specified in its charter)

            New York             333-21265        Application Pending
 (State or Other Jurisdiction (Commission File     (I.R.S. Employer
       of Incorporation)          Number)         Identification No.)

          c/o Advanta Mortgage Conduit            92127
                 Services, Inc.                 (Zip Code)
           Attention: Milton Riseman
           16875 West Bernardo Drive
             San Diego, California
    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (619) 674-1800

        (Former name or former address, if changed since last report)


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         Item 5.  Other Events

              In connection with the offering of Advanta Mortgage Loan Trust 1997-1 Mortgage Loan Asset-Backed Certificates, Series 1997-1, described in a Prospectus Supplement dated as of March 26, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable


         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             ADVANTA MORTGAGE LOAN TRUST 1997-1

             By:  Advanta Mortgage Conduit Services, Inc., as Sponsor

                  By:  /s/ Mark T. Dunsheath
                       ----------------------------------
                       Name:  Mark T. Dunsheath
                       Title: Vice President

Dated:  March 28, 1997


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                                  EXHIBIT INDEX

Exhibit No.       Description                                 Page No.
-----------       -----------                                 --------
99.1              Related Computational Materials (as           5
                  defined in Item 5 above).